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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                         ---------------------------

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



              Date of Report (Date of Earliest Event Reported):
                                JUNE 30, 1997

                         ---------------------------


                          WHEELS SPORTS GROUP, INC.
           (Exact name of registrant as specified in its charter)

     NORTH CAROLINA               0-22321                      56-2007717
(State of Incorporation)    (Commission File No.)           (I.R.S. Employer
                                                          Identification No.)




                             1368 SALISBURY ROAD
                      MOCKSVILLE, NORTH CAROLINA 27028
                  (Address of principal executive offices)



                               (704) 634-3000
            (Registrant's telephone number, including area code)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 30, 1997, Wheels Sports Group, Inc. (the "Company"), Diamond Sports Group, Inc. ("Diamond"), Wheels Sports Group Acquisition II, Inc., a wholly owned subsidiary of the Company (the "Subsidiary") and the four shareholders of Diamond (the "Shareholders") entered into an Agreement and Plan of Reorganization (the "Agreement") whereby, in a reverse triangular reorganization (the "Merger"), all of the outstanding shares of Diamond were converted into 485,000 restricted shares of the Company's Common Stock and issued to the Shareholders.

         For a period of two years commencing June 30, 1997, the Shareholders may "piggy-back" the registration of their shares onto any registration statement which the Company files to register any of its securities under the Securities Act of 1933, as amended (the "Act"), in connection with a public offering for cash proceeds payable in whole or in part to the Company. The Shareholders also have been granted the right to request the Company file a registration statement under the Act covering the shares of the Company's Common Stock issued to them in connection with the Merger. Such "demand" registration right commences July 16, 1998 and ends December 31, 1998.

         On effectiveness of the Merger, the Board of Directors of the Company expanded the number of members of the Board of Directors of the Company to seven and appointed Randy E. Duncan to the Board of Directors. The Board of Directors of Diamond consists of Messrs. Duncan, Howard L. Correll, Jr. and W. Conrad Powell. Three of the Shareholders, including Mr. Duncan, have executive employment agreements with Diamond, all of which extend through June 29, 2000.

         Diamond Sports Group specializes in sales and distribution of motorsport-related apparel, souvenirs and hospitality management.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Not Applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) The financial statements requirements relative to Diamond are being reviewed by the Securities and Exchange Commission staff and if deemed to be required by the staff, such financial statement will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

         (b) The pro forma financial information requirements relative to Diamond and the Registrant are being reviewed by the Securities and Exchange Commission staff and if deemed to be required by the staff, such financial information will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed.

         (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:


                                                                       Reg. S-K
Exhibit No.               Description                                  Item No.
-----------               -----------                                  --------
  2.1        Agreement and Plan of Reorganization among Diamond           2
             Sports Group, Inc., the Company, Wheels Sports Group
             Acquisition, Inc., a wholly owned subsidiary of the
             Company, and the four shareholders of Diamond Sports
             Group, Inc.

  2.2        Registration Rights Agreement among the Company and          2
             Messrs. Randy E. Duncan, H. Edward Hickman, Robert J.
             Diachenko and A. Thad Lewallen, III.



ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHEELS SPORTS GROUP, INC.



Date:  July 14, 1997                    By:  /s/ HOWARD L. CORRELL, JR.
                                             --------------------------------
                                             Howard L. Correll, Jr., Chairman
                                             of the Board, Chief Executive
                                             Officer and President






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                                 EXHIBIT INDEX


                                                                        Reg. S-K
Exhibit No.              Description                                    Item No.
-----------              -----------                                    --------

  2.1         Agreement  and  Plan  of Reorganization  among  Diamond       2
              Sports  Group, Inc.,  the Company, Wheels Sports Group
              Acquisition, Inc., a wholly owned  subsidiary of the
              Company, and the four shareholders of Diamond Sports Group,
              Inc.

  2.2         Registration Rights Agreement among  the Company and Messrs.  2
              Randy E. Duncan,  H. Edward Hickman, Robert J. Diachenko
              and A. Thad Lewallen, III.
